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                                                                     EXHIBIT 23
                                                                     ----------


                         CONSENT OF INDEPENDENT AUDITORS




We consent to the incorporation by reference in the Registration Statement (Form S-8) of KeyCorp pertaining to the Key Asset Management Long Term Incentive Plan of our report dated January 14, 1999, with respect to the consolidated financial statements of KeyCorp incorporated by reference in its Annual Report (Form 10-K) for the year ended December 31, 1998, filed with the Securities and Exchange Commission.



                                                           /s/ Ernst & Young LLP

Cleveland, Ohio
December 10, 1999